UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2008

COLLEGE TONIGHT, INC.

(Exact Name of Registrant as specified in its charter)

Delaware	0-26599	26-2983120
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation or organization)

6380 Wilshire Boulevard, Suite 1020

Los Angeles, California 90048

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including area code: (323) 966-5830

Not Applicable

(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.

On August 19, 2008, College Tonight, Inc. (the “Company”) and Gridiron Bash, LLC signed a letter of intent concerning the potential acquisition by the Company of Gridiron Bash.  The transactions contemplated by the letter of intent are subject to the execution of a definitive agreement and other conditions.  A copy of the press release announcing the letter of intent is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  At such point as the parties enter into a binding material definitive agreement, or other material events occur with respect to the potential acquisition, the Company will provide updated disclosure.

Item 9.01.      Financial Statements and Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 21, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLLEGE TONIGHT, INC.

By:	/s/ Zachary R. Suchin
Zachary R. Suchin
President and Chief Executive Officer
(Principal Executive Officer)

Dated: August 21, 2008